W. John McGuire
Partner
202.739.5654
wjmcguire@morganlewis.com
October 8, 2009
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Attn: Richard Pfordte, Esq.

Re:	Schwab Strategic Trust (the “Trust”)
Registration Statement on Form N-1A – File Numbers 333-160595; 811-22311
(“Registration Statement”)
Dear Mr. Pfordte,
Our client, Schwab Strategic Trust, is filing a pre-effective amendment to the Registration Statement initially filed on July 15, 2009. The purpose of the amendment is to incorporate certain revised and additional information in the Registration Statement, including responses to your comments to the initial Registration Statement dated September 11, 2009, vendor names and Part C exhibits. A letter responding to your comments will be filed separately as correspondence.
We propose to contact you next week, the week of October 12, to obtain any additional comments you have on the Registration Statement. We then propose to file a second pre-effective amendment the following week, the week of October 19, to include fees, the auditor’s consent, the Trust’s audited financial statements, information about the Trustees, any responses to your additional comments, and any other outstanding information. The notice of the Trust’s exemptive application was issued on September 28, 2009, and we expect to obtain the exemptive order granting the application the week of October 26. Immediately thereafter, we plan to request acceleration of the registration statement and propose that on October 30, the Trust and the funds be declared effective.
If you have any questions regarding the pre-effective amendment to the Registration Statement filed today, or the proposed timeline, please do not hesitate to contact me at 202.739.5654.
Sincerely,
/s/ W. John McGuire

W. John McGuire
cc:      Shelley A. Harding, Esq.